PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Class A, Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

Bull

Mid-Cap

Small-Cap

NASDAQ-100

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Europe 30

International

ULTRA PROFUNDS

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraNASDAQ-100

UltraInternational

UltraEmerging Markets

UltraJapan

UltraLatin America

UltraChina

INVERSE PROFUNDS

Bear

Short Small-Cap

Short NASDAQ-100

UltraBear

UltraShort Mid-Cap

UltraShort Small-Cap

UltraShort Dow 30

UltraShort NASDAQ-100

UltraShort International

UltraShort Emerging Markets

UltraShort Japan

UltraShort Latin America

UltraShort China

ULTRASECTOR PROFUNDS

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Mobile Telecommunications

Oil & Gas

Oil Equipment, Services & Distribution

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

INVERSE SECTOR PROFUNDS

Short Oil & Gas

Short Precious Metals

Short Real Estate

NON-EQUITY PROFUNDS

U.S. Government Plus

Rising Rates Opportunity 10

Rising Rates Opportunity

Rising U.S. Dollar

Falling U.S. Dollar

Each ProFund discussed herein, other than International ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, UltraChina ProFund, UltraShort China ProFund and Inverse Sector ProFunds, which do not offer Class A Shares, offers three classes of shares: Investor Class Shares, Service Class Shares and Class A Shares.

The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class Prospectuses, dated December 1, 2007 and February 5, 2008, and the ProFunds Class A Shares Prospectus, dated December 1, 2007 (together, the “Prospectus”), which incorporate this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the ProFunds’ annual report for the fiscal year ended July 31, 2007 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and Annual Report are available, without charge, upon request to the address above or by telephone at the numbers above. As new series, the UltraChina and UltraShort China ProFunds have not yet issued a semi-annual or annual report to shareholders.

The date of this SAI is December 1, 2007, as supplemented on February 5, 2008.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware business Trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty-two series are discussed herein and other series may be added in the future. Investor, Service, or A Class shares of any publicly available ProFund may be exchanged, without any charge, for Investor, Service, or A Class shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging ProFund Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund is classified as non-diversified. Portfolio management is provided to the ProFunds by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to that of the ProFund.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. For purposes of the Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

A ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” or “Trustees”) believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective.

Certain ProFunds have non-fundamental investment policies obligating such ProFund to commit, under normal market conditions, at least 80% of its net assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund’s net assets, as well as any amounts borrowed for investment purposes and includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate to each ProFund’s respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to maximize correlation to each ProFund’s benchmark, certain factors will tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds is set forth below.

EQUITY SECURITIES

The ProFunds (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN INVESTMENT RISK

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Each ProFund also may invest in Depositary Receipts (discussed below) of foreign issuers or in ordinary shares of foreign issuers that list shares directly on U.S. exchanges. Special U.S. and foreign tax considerations may apply to a ProFund’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. UltraInternational ProFund, Emerging Markets ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, Europe 30 ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraChina ProFund and UltraShort China ProFund are subject to the general risks associated with foreign investment.

Some ProFunds focus investments in a particular geographical region or country or invest in securities of companies in emerging markets. These ProFunds may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which they focus their investments, as described below.

Exposure to Emerging Markets Companies

The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Exposure to European Companies

The Europe 30 ProFund focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of certain technologies and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Japanese Companies

The UltraJapan and UltraShort Japan ProFunds invest a large portion of their assets in securities providing economic exposure to companies located or operating in Japan.

The UltraJapan and UltraShort Japan ProFunds’ performance will be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities, particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect Japanese equity returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain such investments may be vulnerable to unfavorable decisions by management or shareholders.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

Exposure to Latin American Companies

The risks associated with foreign securities are magnified in countries in “emerging markets,” such as those in Latin America. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the fund invests, and therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the fund’s ability to repatriate investment income, capital or the proceeds or sales of securities. The fund could be adversely affected by delays in, or refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Moreover, Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse affects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other more developed countries. In addition, the fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. See Geographic Concentration Risk in the Prospectus. Because the fund concentrates in a single region of the world, the fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fallout of favor, it may cause the fund to underperform funds that do not concentrate in a single region of the world.

Exposure to Chinese Companies

The UltraChina and UltraShort China ProFund invest a large portion of their assets in securities providing economic exposure to companies located or operating in China.

The UltraChina and UltraShort China ProFunds’ performance will be affected by political, social and economic conditions in China. In addition, the Chinese economy may be affected by Southeast Asian and Japanese consumer demands and the state of Southeast Asian and Japanese economies.

Investment in China is subject to legal, regulatory, monetary and economic risks. China is dominated by the one-party rule of the Communist Party. Investments in China involve greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility.

The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The willingness and ability of the Chinese government to support the Chinese economies is uncertain.

The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese products and reduced flows of private capital to these economies.

Brokerage commissions and other fees generally are higher for securities traded in Chinese markets. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing transactions and custody in China also may involve delays in payment, delivery or recovery of money or investments.

Companies in the Chinese region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies.

At times, there is a high correlation among the Chinese markets. Accordingly, because the UltraChina and UltraShort China ProFunds invest their assets primarily in these markets, they are subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the UltraChina and UltraShort China ProFunds are not invested, may adversely affect security values in other countries in the region and thus the UltraChina and UltraShort China ProFunds’ holdings.

If a ProFund concentrates in a single region of the world, the ProFund’s performance may be more volatile than that of a fund that invests globally. For example, if these Chinese region securities fall out of favor, it may cause the ProFund to underperform funds that do not concentrate in a single region of the world.

DEPOSITARY RECEIPTS

Each ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The ProFunds may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising U.S. Dollar ProFund, Falling U.S. Dollar ProFund, Europe 30 ProFund, Precious Metals UltraSector ProFund and Short Precious Metals ProFund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund, (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund), may invest in real estate investment trusts (“REITs”), which are corporations or business trusts meeting the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) to qualify for tax-free income status. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds generally choose to engage in closing or offsetting transactions before final settlement, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

The ProFunds may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, is excluded from the status of Commodity Pool Operator (“CPO”) with respect to the ProFunds and is therefore not subject to CPO registration.

A ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inverse to the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the American Stock Exchange (“AMEX”), and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The Rising U.S. Dollar and Falling U.S. Dollar ProFunds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Rising U.S. Dollar and Falling U.S. Dollar ProFunds engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Rising U.S. Dollar and Falling U.S. Dollar ProFunds invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. These Rising U.S. Dollar and Falling U.S. Dollar ProFunds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if the Rising U.S. Dollar or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Rising U.S. Dollar and Falling U.S. Dollar ProFunds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position, defaults or becomes bankrupt.

SHORT SALES

The ProFunds may engage in short sales of securities. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

The ProFunds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The ProFunds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the ProFunds and their Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants, such as Currency Exchange Warrants(SM) , are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

The ProFunds may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The ProFunds may invest a significant portion of their assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). The ProFunds may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, the ProFunds may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The ProFunds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds’ use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the ProFunds may utilize for investment purposes, as “cover” for other investment techniques the ProFunds employ, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The ProFunds may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The ProFunds also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”)—CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits—Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances—Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

A ProFund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund depending on the amount of a bank’s obligations that the ProFund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

The ProFunds may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called “plastic bonds”, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

The ProFunds may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

The ProFunds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, each ProFund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund could be required at times to liquidate other investments to satisfy distribution requirements. Each ProFund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

The ProFunds may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The ProFunds also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds employ, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The ProFunds may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund of portfolio assets concurrently with an agreement by the ProFund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund intends to use the reverse repurchase technique only when it will be to the ProFund’s advantage to do so. The ProFund will segregate with its custodian bank cash or liquid instruments equal in value to the ProFund’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund any income accruing thereon, and the ProFund may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund will not lend more than 33 1/3% of the value of the ProFund’s total assets. Loans would be subject to termination by the lending ProFund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund and that ProFund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or the “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UntraShort Dow 30 ProFund, UltraShort NASDAQ-100 ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraShort China ProFund, UltraSector ProFunds, U.S. Government Plus ProFund and Rising Rates Opportunity ProFund employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As discussed in the Prospectus, some of the ProFunds are “leveraged” funds in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. These ProFunds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from these ProFunds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to be either greater than or less than the index performance times the stated multiple in the ProFund’s investment objective.

A leveraged fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	financing rates associated with leverage;

d)	other fund expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

The fund performance for a leveraged fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.

The first table below shows an example in which a leveraged fund that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. The fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund is a “non-diversified” series. A ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies which cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the

ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the net asset value of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the net asset value of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in net asset value calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and other accounts whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers the following efficiency factors: the broker’s availability, facilities reliability, financing accountability, responsiveness and confidentiality.

In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, the Advisor may determine that a higher commission is justified for the additional services.

While the Advisor primarily considers price and the aforementioned efficiency factors, when evaluating the reasonableness of brokerage commissions paid, the Advisor also may consider the value of the research of brokerage services provided by a particular broker-dealer. Such research and services are evaluated to assure: (1) these are the type of services or research benefits that fall within the safe harbor described in Section 28(e) of the Securities and Exchange Act of 1934; (2) the purpose of such services is lawful; and (3) brokerage commissions paid for each of the services are reasonable in relation to their value. Research and brokerage services include, without limitation, proprietary research, statistical research, computer equipment or terminals, software and databases that provide access to data and analysis thereof, statistical information, and securities data.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFund’s shares. Therefore, in selecting brokers to effect transactions in ProFunds’ portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts. In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFund, because the ProFunds have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds, the Advisor and ProFund Distributors, Inc. (the “Distributor”) from entering into any agreement or other understanding under which the ProFunds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for the distribution of shares of the ProFunds or any other investment company.

The Trust is required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2007, the following ProFunds held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2007	Name of Broker or Dealer
Bull ProFund	$543,658	Citigroup, Inc.
	354,721	J.P. Morgan Chase & Co.
	152,407	Merrill Lynch & Co., Inc.
	158,589	Morgan Stanley Dean Witter & Co.
	181,183	The Goldman Sachs Group, Inc.
Large-Cap Value ProFund	661,667	Citigroup, Inc.
	439,396	J.P. Morgan Chase & Co
	59,520	Lehman Brothers Holdings, Inc
	192,326	Merrill Lynch & Co., Inc.
	196,209	Morgan Stanley Dean Witter & Co.
	144,645	The Goldman Sachs Group, Inc.
Large-Cap Growth ProFund	206,460	Lehman Brothers Holdings, Inc.
	501,738	The Goldman Sachs Group, Inc.
UltraBull ProFund	2,341,912	Citigroup, Inc.
	1,528,027	J.P. Morgan Chase & Co.
	656,522	Merrill Lynch & Co., Inc.
	683,154	Morgan Stanley Dean Witter & Co.

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2007	Name of Broker or Dealer
	780,481	The Goldman Sachs Group, Inc.
UltraDow 30 ProFund	1,023,422	Citigroup, Inc.
	967,164	J.P. Morgan Chase & Co.
Banks UltraSector ProFund	463,837	Citigroup, Inc.
	301,909	J.P. Morgan Chase & Co.
Financials UltraSector ProFund	398,360	Citigroup, Inc.
	258,559	J.P. Morgan Chase & Co.
	104,622	Merrill Lynch & Co., Inc.
	105,066	Morgan Stanley Dean Witter & Co.
	123,928	The Goldman Sachs Group, Inc.

Brokerage Commissions

For the fiscal year ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, each ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 12/31; 7/31
	2005	2006*	2007
Bull ProFund	$130,243	$77,453	$71,990
Mid-Cap ProFund	153,802	77,778	40,401
Small-Cap ProFund	170,978	52,162	42,679
NASDAQ-100 ProFund	9,856	3,938	7,891
Large-Cap Value ProFund	209,958	142,044	252,198
Large-Cap Growth ProFund	142,543	20,209	114,969
Mid-Cap Value ProFund	407,815	77,080	168,299
Mid-Cap Growth ProFund	158,348	44,587	157,490
Small-Cap Value ProFund	331,107	114,354	102,897
Small-Cap Growth ProFund	178,467	38,957	57,072
Europe 30 ProFund	81,583	80,441	135,520
UltraBull ProFund	498,297	237,658	244,142
UltraMid-Cap ProFund	222,656	123,994	166,521
UltraSmall-Cap ProFund	505,581	75,868	270,844
UltraDow 30 ProFund	123,525	202,362	181,689
UltraNASDAQ-100 ProFund	116,539	57,785	67,572
UltraInternational ProFund	N/A	-0-	-0-
UltraEmerging Markets ProFund	N/A	-0-	-0-
UltraJapan ProFund	382,311	375,474	229,565
Bear ProFund	13,599	9,567	12,143
Short Small-Cap ProFund	18,903	7,460	12,372
Short NASDAQ-100 ProFund	29,831	19,838	14,767
UltraBear ProFund	93,290	45,643	64,699
UltraShort Mid-Cap ProFund	16,598	11,716	13,914
UltraShort Small-Cap ProFund	78,760	56,417	97,890
UltraShort Dow 30 ProFund	59,095	79,947	41,059
UltraShort NASDAQ-100 ProFund	130,258	91,899	101,129
UltraShort International ProFund	N/A	-0-	-0-
UltraShort Emerging Markets ProFund	N/A	-0-	-0-
UltraShort Japan ProFund	N/A	10,479	55,823
Banks UltraSector ProFund	21,120	16,144	14,084
Basic Materials UltraSector ProFund	60,956	48,489	69,998

	BROKERAGE COMMISSIONS FYE 12/31; 7/31
	2005	2006*	2007
Biotechnology UltraSector ProFund	13,505	3,945	4,099
Consumer Goods UltraSector ProFund	15,663	8,282	18,997
Consumer Services UltraSector ProFund	10,221	3,930	16,013
Financials UltraSector ProFund	31,696	14,172	26,610
Health Care UltraSector ProFund	44,997	9,903	26,664
Industrials UltraSector ProFund	6,346	9,237	26,146
Internet UltraSector ProFund	14,671	4,630	4,882
Mobile Telecommunications UltraSector ProFund	52,083	31,888	70,188
Oil & Gas UltraSector ProFund	164,778	103,602	108,815
Oil Equipment, Services & Distribution UltraSector ProFund	N/A	2,838	61,585
Pharmaceuticals UltraSector ProFund	44,009	26,772	57,993
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	181,791	124,676	125,592
Semiconductor UltraSector ProFund	45,974	25,177	23,005
Technology UltraSector ProFund	21,003	6,724	18,718
Telecommunications UltraSector ProFund	23,991	36,536	107,584
Utilities UltraSector ProFund	134,450	57,601	108,116
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	N/A	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	5,332	6,914	8,530
Rising Rates Opportunity 10 ProFund	1,385	798	1,711
Rising Rates Opportunity ProFund	36,157	9,048	11,925
Rising U.S. Dollar ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	-0-	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. fka Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (110)* Access One Trust (3); ProShares Trust (60)	RSR Partners, Inc. fka Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present)	ProFunds (110)* Access One Trust (3); ProShares Trust (60)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	ProFunds (110)* Access One Trust (3); ProShares Trust (60)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Acting Secretary	Indefinite; September 2007 to present	Assistant Vice President, ProFund Advisors LLC, (December 2002 to present).

Patrick J. Keniston 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Counsel, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	Citi Fund Services, Vice President of Fund Administration (April 2002 to present).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Vice President of Fund Administration (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held five (5) meetings during the fiscal year ended July 31, 2007.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None
Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

As of November 1, 2007, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2006.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Trustee Compensation

For the fiscal year ended July 31, 2007, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$50,096	$0	$0	$65,000
Michael C. Wachs, Trustee	$50,096	$0	$0	$65,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Trustees also receive $3,000 for attending special meetings and $1,000 per telephonic meeting. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.
**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of September 19, 2007 (the “Agreement” or “Advisory Agreement”), each ProFund, except the NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

	2005		2006*		2007
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$722,580	$-0-	$361,273	$-0-	$683,026	$-0-
Mid-Cap ProFund	689,868	-0-	319,428	16,250	121,291	-0-
Small-Cap ProFund	726,370	-0-	337,632	-0-	220,129	-0-
NASDAQ-100 ProFund	397,549	-0-	183,023	-0-	290,714	-0-
Large-Cap Value ProFund	262,238	-0-	252,668	-0-	1,080,154	-0-
Large-Cap Growth ProFund	157,557	-0-	40,377	921	230,278	-0-
Mid-Cap Value ProFund	686,002	-0-	210,884	-0-	457,967	-0-
Mid-Cap Growth ProFund	274,500	-0-	131,267	-0-	474,374	-0-
Small-Cap Value ProFund	292,956	-0-	186,111	-0-	169,954	35,455
Small-Cap Growth ProFund	357,870	-0-	121,718	-0-	191,044	13,971
Europe 30 ProFund	163,528	-0-	166,019	-0-	310,418	-0-
UltraBull ProFund	1,229,004	-0-	679,069	-0-	1,481,876	-0-
UltraMid-Cap ProFund	867,598	-0-	635,645	-0-	783,916	-0-
UltraSmall-Cap ProFund	1,319,583	-0-	848,126	-0-	1,462,971	-0-

	2005		2006*		2007
	Earned	Waived	Earned	Waived	Earned	Waived
UltraDow 30 ProFund	223,855	-0-	163,988	-0-	337,189	-0-
UltraNASDAQ-100 ProFund	3,070,839	-0-	1,604,958	-0-	2,208,350	-0-
UltraInternational ProFund	N/A	N/A	15,016	6,958	360,742	-0-
UltraEmerging Markets ProFund	N/A	N/A	80,452	-0-	863,986	-0-
UltraJapan ProFund	946,745	-0-	1,876,267	-0-	1,709,050	-0-
Bear ProFund	286,883	-0-	201,233	-0-	300,175	26,366
Short Small-Cap ProFund	262,624	-0-	170,948	-0-	214,377	-0-
Short NASDAQ-100 ProFund	193,660	-0-	213,953	-0-	202,254	12,875
UltraBear ProFund	895,447	-0-	581,161	-0-	937,742	-0-
UltraShort Mid-Cap ProFund	73,232	4,966	109,170	1,855	108,405	16,761
UltraShort Small-Cap ProFund	965,096	-0-	884,418	-0-	1,354,779	-0-
UltraShort Dow 30 ProFund	99,750	-0-	100,633	-0-	150,619	-0-
UltraShort NASDAQ-100 ProFund	1,467,893	-0-	880,864	-0-	1,287,639	-0-
UltraShort International ProFund	N/A	N/A	53,054	-0-	453,393	-0-
UltraShort Emerging Markets ProFund	N/A	N/A	71,080	-0-	388,298	-0-
UltraShort Japan ProFund	N/A	N/A	15,899	9,880	83,428	-0-
Banks UltraSector ProFund	30,895	24,650	27,417	15,672	57,297	23,377
Basic Materials UltraSector ProFund	122,601	-0-	172,600	-0-	256,962	-0-
Biotechnology UltraSector ProFund	250,757	-0-	142,644	-0-	188,670	243
Consumer Goods UltraSector ProFund	30,737	30,737	13,941	13,941	43,461	31,883
Consumer Services UltraSector ProFund	7,845	7,845	4,794	4,794	36,834	37,535
Financials UltraSector ProFund	107,304	12,367	124,764	-0-	166,499	-0-
Health Care UltraSector ProFund	166,584	-0-	70,135	13,154	142,865	11,053
Industrials UltraSector ProFund	10,190	10,190	21,199	20,238	67,219	41,643
Internet UltraSector ProFund	324,465	-0-	162,788	-0-	185,533	-0-
Mobile Telecommunications UltraSector ProFund	278,042	-0-	89,792	-0-	140,160	-0-
Oil & Gas UltraSector ProFund	1,064,799	-0-	706,323	-0-	1,195,301	-0-
Oil Equipment, Services & Distibution UltraSector ProFund	N/A	N/A	3,676	3,676	132,454	-0-
Pharmaceuticals UltraSector ProFund	103,060	-0-	74,557	9,883	222,431	7,399
Precious Metals UltraSector ProFund	677,614	-0-	856,283	-0-	1,170,083	-0-

Real Estate UltraSector ProFund	204,823	-0-	175,544	22,434	675,143	-0-
Semiconductor UltraSector ProFund	267,369	-0-	115,970	-0-	145,658	10,903
Technology UltraSector ProFund	96,516	8,772	72,495	6,081	154,362	24,412
Telecommunications UltraSector ProFund	21,915	21,915	55,001	3,052	419,787	-0-
Utilities UltraSector ProFund	350,787	-0-	136,269	-0-	619,807	-0-
Short Oil & Gas ProFund	25,145	-0-	89,567	-0-	116,427	8,210
Short Precious Metals ProFund	N/A	N/A	78,211	-0-	206,617	-0-
Short Real Estate ProFund	87,430	-0-	310,760	-0-	776,645	-0-
U.S. Government Plus ProFund	217,710	-0-	198,089	-0-	296,875	-0-
Rising Rates Opportunity 10 ProFund	120,580	-0-	107,913	-0-	179,988	-0-
Rising Rates Opportunity ProFund	4,327,351	-0-	1,853,966	-0-	1,803,950	-0-
Rising U.S. Dollar ProFund	359,947	28,883	114,594	-0-	122,139	38,497
Falling U.S. Dollar ProFund	89,091	25,309	276,630	-0-	575,888	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through November 30, 2008 in order to limit the annual operating expenses as follows:

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1
Banks UltraSector ProFund	1.55%	2.55%	1.80%
Basic Materials UltraSector ProFund	1.95%	2.95%	2.20%
Bear ProFund	1.95%	2.95%	2.20%
Biotechnology UltraSector ProFund	1.55%	2.55%	1.80%
Bull ProFund	1.95%	2.95%	2.20%
Consumer Goods UltraSector ProFund	1.55%	2.55%	1.80%
Consumer Services UltraSector ProFund	1.55%	2.55%	1.80%
Europe 30 ProFund	1.95%	2.95%	2.20%
Falling U.S. Dollar ProFund	1.95%	2.95%	2.20%
Financials UltraSector ProFund	1.55%	2.55%	1.80%
Health Care UltraSector ProFund	1.55%	2.55%	1.80%
Industrials UltraSector ProFund	1.55%	2.55%	1.80%
Internet UltraSector ProFund	1.95%	2.95%	2.20%
Large-Cap Growth ProFund	1.95%	2.95%	2.20%
Large-Cap Value ProFund	1.95%	2.95%	2.20%
Mid-Cap Growth ProFund	1.95%	2.95%	2.20%
Mid-Cap ProFund	1.58%	2.58%	1.83%
Mid-Cap Value ProFund	1.95%	2.95%	2.20%
Mobile Telecommunications UltraSector ProFund	1.55%	2.55%	1.80%
Oil & Gas UltraSector ProFund	1.95%	2.95%	2.20%
Oil Equipment, Services & Distribution UltraSector ProFund	1.55%	2.55%	1.80%
NASDAQ-100 ProFund	1.95%	2.95%	2.20%
Pharmaceuticals UltraSector ProFund	1.55%	2.55%	1.80%
Precious Metals UltraSector ProFund	1.95%	2.95%	2.20%
Real Estate UltraSector ProFund	1.95%	2.95%	2.20%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%	2.20%
Rising Rates Opportunity ProFund	1.95%	2.95%	2.20%
Rising U.S. Dollar ProFund	1.49%	2.49%	1.74%
Semiconductor UltraSector ProFund	1.55%	2.55%	1.80%
Short Oil & Gas ProFund	1.55%	2.55%	1.80%
Short NASDAQ-100 ProFund	1.95%	2.95%	2.20%
Short Precious Metals ProFund	1.95%	2.95%	2.20%
Short Real Estate ProFund	1.95%	2.95%	2.20%
Short Small-Cap ProFund	1.95%	2.95%	2.20%
Small-Cap Growth ProFund	1.49%	2.49%	1.74%
Small-Cap ProFund	1.49%	2.49%	1.74%
Small-Cap Value ProFund	1.49%	2.49%	1.74%
Technology UltraSector ProFund	1.55%	2.55%	1.80%
Telecommunications UltraSector ProFund	1.95%	2.95%	2.20%
U.S. Government Plus ProFund	1.70%	2.70%	1.95%
UltraBear ProFund	1.95%	2.95%	2.20%
UltraBull ProFund	1.95%	2.95%	2.20%
UltraDow 30 ProFund	1.95%	2.95%	2.20%
UltraEmerging Markets ProFund	1.95%	2.95%	2.20%
UltraInternational ProFund	1.95%	2.95%	2.20%
UltraJapan ProFund	1.95%	2.95%	2.20%

[1]

Only the following Funds’ Class A shares are currently operational, or are expected to be operational: Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, U.S. Government ProFund, Mid-Cap ProFund, Small-Cap ProFund, UltraMid-Cap ProFund and UltraSmall-Cap ProFund.

	Expense Limit
Fund Name	Investor Class	Service Class	Class A
UltraLatin America ProFund	1.95%	2.95%	2.20%
UltraMid-Cap ProFund	1.95%	2.95%	2.20%
UltraNASDAQ-100 ProFund	1.95%	2.95%	2.20%
UltraChina ProFund	1.95%	2.95%	2.20%
UltraShort China ProFund	1.95%	2.95%	2.20%
UltraShort Dow 30 ProFund	1.95%	2.95%	2.20%
UltraShort Emerging Markets ProFund	1.95%	2.95%	2.20%
UltraShort International ProFund	1.95%	2.95%	2.20%
UltraShort Japan ProFund	1.58%	2.58%	1.83%
UltraShort Latin America ProFund	1.95%	2.95%	2.20%
UltraShort Mid-Cap ProFund	1.58%	2.58%	1.83%
UltraShort NASDAQ-100 ProFund	1.95%	2.95%	2.20%
UltraShort Small-Cap ProFund	1.95%	2.95%	2.20%
UltraSmall-Cap ProFund	1.95%	2.95%	2.20%
Utilities UltraSector ProFund	1.95%	2.95%	2.20%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2005 Recouped	2006* Recouped	2007 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	-0-	-0-	-0-
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	-0-	-0-	1,105
Mid-Cap Value ProFund	-0-	-0-	-0-
Mid-Cap Growth ProFund	38,450	-0-	-0-
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	-0-	-0-	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	45,766	-0-	-0-
UltraSmall-Cap ProFund	-0-	-0-	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	N/A	-0-	8,350
UltraEmerging Markets ProFund	N/A	-0-	-0-
UltraJapan ProFund	16,276	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	N/A	-0-	-0-
UltraShort Emerging Markets ProFund	N/A	-0-	-0-
UltraShort Japan ProFund	N/A	-0-	-0-

	2005 Recouped	2006* Recouped	2007 Recouped
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	-0-	-0-	-0-
Biotechnology UltraSector ProFund	24,930	-0-	-0-
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	1,820	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-
Internet UltraSector ProFund	-0-	-0-	-0-
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	24,263	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	N/A	-0-	-0-
Pharmaceuticals UltraSector ProFund	9,858	-0-	8,215
Precious Metals UltraSector ProFund	21,246	-0-	-0-
Real Estate UltraSector ProFund	-0-	-0-	25,759
Semiconductor UltraSector ProFund	21,048	-0-	-0-
Technology UltraSector ProFund	-0-	-0-	7,206
Telecommunications UltraSector ProFund	-0-	-0-	15,707
Utilities UltraSector ProFund	13,647	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	N/A	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	21,966	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets for all ProFunds.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2005 (7/31)		2006* (7/31)		2007 (12/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$144,517	$-0-	$72,255	$-0-	$136,606	$-0-
Mid-Cap ProFund	137,974	-0-	63,886	3,250	24,258	-0-
Small-Cap ProFund	145,274	-0-	67,527	-0-	44,026	-0-
NASDAQ-100 ProFund	85,189	-0-	39,219	-0-	62,296	-0-
Large-Cap Value ProFund	52,448	-0-	50,534	-0-	216,032	-0-
Large-Cap Growth ProFund	31,512	-0-	8,075	184	46,056	-0-
Mid-Cap Value ProFund	137,201	-0-	42,177	-0-	91,594	-0-
Mid-Cap Growth ProFund	54,900	-0-	26,253	-0-	94,875	-0-
Small-Cap Value ProFund	58,592	-0-	37,222	-0-	33,991	7,091
Small-Cap Growth ProFund	71,574	-0-	24,344	-0-	38,209	2,794
Europe 30 ProFund	32,706	-0-	33,204	-0-	62,084	-0-
UltraBull ProFund	245,802	-0-	135,814	-0-	296,377	-0-
UltraMid-Cap ProFund	173,521	-0-	127,130	-0-	156,784	-0-
UltraSmall-Cap ProFund	263,918	-0-	169,626	-0-	292,596	-0-
UltraDow 30 ProFund	44,771	-0-	32,798	-0-	67,438	-0-
UltraNASDAQ-100 ProFund	614,171	-0-	320,993	-0-	441,672	-0-
UltraInternational ProFund	N/A	N/A	3,003	1,392	72,149	-0-
UltraEmerging Markets ProFund	N/A	N/A	16,090	-0-	172,798	-0-
UltraJapan ProFund	157,792	-0-	312,712	-0-	284,843	-0-
Bear ProFund	57,377	-0-	40,247	-0-	60,035	5,273
Short Small-Cap ProFund	52,525	-0-	34,190	-0-	42,876	-0-
Short NASDAQ-100 ProFund	38,732	-0-	42,791	-0-	40,451	2,575
UltraBear ProFund	179,090	-0-	116,233	-0-	187,549	-0-
UltraShort Mid-Cap ProFund	14,647	993	21,834	371	21,681	3,352
UltraShort Small-Cap ProFund	193,020	-0-	176,884	-0-	270,957	-0-
UltraShort Dow 30 ProFund	19,950	-0-	20,127	-0-	30,124	-0-
UltraShort NASDAQ-100 ProFund	293,580	-0-	176,174	-0-	257,529	-0-
UltraShort International ProFund	N/A	N/A	10,611	-0-	90,679	-0-
UltraShort Emerging Markets ProFund	N/A	N/A	14,216	-0-	77,660	-0-
UltraShort Japan ProFund	N/A	N/A	2,650	1,647	13,905	-0-
Banks UltraSector ProFund	6,179	4,930	5,483	3,134	11,459	4,675
Basic Materials UltraSector ProFund	24,520	-0-	34,520	-0-	51,393	-0-
Biotechnology UltraSector ProFund	50,152	-0-	28,529	-0-	37,734	48
Consumer Goods UltraSector ProFund	6,147	6,147	2,788	2,788	8,692	6,377
Consumer Services UltraSector ProFund	1,569	1,569	959	959	7,367	7,507
Financials UltraSector ProFund	21,461	2,474	24,953	-0-	33,300	-0-
Health Care UltraSector ProFund	33,317	-0-	14,027	2,631	28,573	2,210
Industrials UltraSector ProFund	2,038	2,038	4,240	4,048	13,444	8,329
Internet UltraSector ProFund	64,893	-0-	32,558	-0-	37,107	-0-
Mobile Telecommunications UltraSector ProFund	55,609	-0-	17,958	-0-	28,032	-0-
Oil & Gas UltraSector ProFund	212,961	-0-	141,265	-0-	239,061	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	N/A	N/A	735	735	26,491	-0-
Pharmaceuticals UltraSector ProFund	20,612	-0-	14,912	1,976	44,486	1,480
Precious Metals UltraSector ProFund	135,523	-0-	171,257	-0-	234,018	-0-
Real Estate UltraSector ProFund	40,965	-0-	35,109	4,487	135,029	-0-

	2005 (7/31)		2006* (7/31)		2007 (12/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Semiconductor UltraSector ProFund	53,474	-0-	23,194	-0-	29,132	2,181
Technology UltraSector ProFund	19,303	1,754	14,499	1,216	30,873	4,882
Telecommunications UltraSector ProFund	4,383	4,383	11,000	611	83,958	-0-
Utilities UltraSector ProFund	70,158	-0-	27,254	-0-	123,962	-0-
Short Oil & Gas ProFund	5,029	-0-	17,913	-0-	23,286	1,642
Short Precious Metals ProFund	N/A	N/A	15,642	-0-	41,324	-0-
Short Real Estate ProFund	17,486	-0-	62,152	-0-	155,330	-0-
U.S. Government Plus ProFund	65,313	-0-	59,427	-0-	89,063	-0-
Rising Rates Opportunity 10 ProFund	24,116	-0-	21,583	-0-	35,998	-0-
Rising Rates Opportunity ProFund	865,474	-0-	370,795	-0-	360,792	-0-
Rising U.S. Dollar ProFund	71,990	5,777	22,919	-0-	24,428	7,699
Falling U.S. Dollar ProFund	17,818	5,062	55,326	-0-	115,178	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of July 31, 2007 or as otherwise noted.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets		Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
William Seale	97	$9,627,573,038	0	14	$90,204,306
George Foster	45	$2,620,407,465	0	14	$90,204,306
Elisa Petit	18	$1,031,652,501	0	0
Erik Benke	18	$1,031,652,501	0	0
Adam Croll	23	$1,209,562,668	0	0
Ryan Dofflemeyer	4	$379,192,296	0	14	$90,204,306
Hratch Najarian	23	$1,209,562,668	0	0
Erik Silverthorne	18	$1,031,652,501	0	0
Rachel Ames	18	$1,031,652,501	0	0
Ashwin Joshi	19	$1,224,275,457	0	0
Jeff Ploshnick	3	$186,569,340	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of July 31, 2007 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
William Seale	$0	$0
George Foster	$0	$0
Elisa Petit	$0	$0
Erik Benke	$0	$0
Adam Croll	$0	$0
Ryan Dofflemeyer	$0	$0
Hratch Najarian	$0	$0
Erik Silverthorne	$0	$0
Rachel Ames	$0	$0
Ashwin Joshi	$0	$0
Jeff Ploshnick	$0	$0

CODES OF ETHICS

The Trust, the Advisor and the Distributor have adopted a consolidated code of ethics (“COE”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office, and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30, 2006 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers receive non-standard disclosure.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.)2 (“Citi”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. and an affiliate of the Distributor. Citi acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each Form N-Q Filing. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, Citi, as Administrator, was entitled to, and waived, administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2005 (7/31)		2006* (7/31/06 – 12/31/06)		2007 (12/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$31,058	$-0-	$14,846	$-0-	$28,308	$-0-
Mid-Cap ProFund	29,781	-0-	13,107	13,107	5,359	-0-
Small-Cap ProFund	30,783	-0-	13,872	-0-	9,116	-0-
NASDAQ-100 ProFund	18,173	-0-	8,051	-0-	12,865	-0-
Large-Cap Value ProFund	11,271	-0-	10,394	-0-	44,497	-0-
Large-Cap Growth ProFund	6,765	-0-	1,669	-0-	9,490	-0-
Mid-Cap Value ProFund	29,503	-0-	8,649	-0-	19,151	-0-
Mid-Cap Growth ProFund	11,697	-0-	5,402	-0-	19,507	-0-
Small-Cap Value ProFund	12,678	-0-	7,525	-0-	7,082	-0-
Small-Cap Growth ProFund	15,429	-0-	4,976	-0-	7,969	-0-
Europe 30 ProFund	7,032	-0-	6,777	-0-	12,811	-0-
UltraBull ProFund	52,975	-0-	27,884	-0-	61,282	-0-
UltraMid-Cap ProFund	37,062	-0-	26,055	-0-	32,446	-0-
UltraSmall-Cap ProFund	56,648	-0-	34,734	-0-	60,632	-0-

[2]	The BISYS Group, parent company of BISYS Fund Services Ohio, Inc., was acquired by Citi, effective August 1, 2007.

	2005 (7/31)		2006* (7/31/06 – 12/31/06)		2007 (12/31)
	Earned	Waived	Earned	Waived	Earned	Waived
UltraDow 30 ProFund	9,631	-0-	6,737	-0-	13,930	-0-
UltraNASDAQ-100 ProFund	132,005	-0-	65,856	-0-	91,408	-0-
UltraInternational ProFund	N/A	N/A	147	-0-	14,664	-0-
UltraEmerging Markets ProFund	N/A	N/A	1,068	-0-	34,085	-0-
UltraJapan ProFund	32,990	-0-	63,989	-0-	59,053	-0-
Bear ProFund	12,394	-0-	8,260	-0-	12,469	-0-
Short Small-Cap ProFund	11,469	-0-	7,034	-0-	8,893	-0-
Short NASDAQ-100 ProFund	8,392	-0-	8,813	-0-	8,393	-0-
UltraBear ProFund	38,573	-0-	23,853	-0-	38,856	-0-
UltraShort Mid-Cap ProFund	3,156	-0-	4,467	-0-	4,499	-0-
UltraShort Small-Cap ProFund	41,772	-0-	36,266	-0-	56,164	-0-
UltraShort Dow 30 ProFund	4,266	-0-	4,132	-0-	6,246	-0-
UltraShort NASDAQ-100 ProFund	63,413	-0-	36,194	-0-	53,340	-0-
UltraShort International ProFund	N/A	N/A	384	-0-	17,151	-0-
UltraShort Emerging Markets ProFund	N/A	N/A	709	-0-	14,938	-0-
UltraShort Japan ProFund	N/A	N/A	169	-0-	2,745	-0-
Banks UltraSector ProFund	1,316	-0-	1,128	-0-	2,372	-0-
Basic Materials UltraSector ProFund	5,236	-0-	7,055	-0-	10,598	-0-
Biotechnology UltraSector ProFund	10,650	-0-	5,864	-0-	7,852	-0-
Consumer Goods UltraSector ProFund	1,335	-0-	570	-0-	1,795	-0-
Consumer Services UltraSector ProFund	338	-0-	196	-0-	1,523	-0-
Financials UltraSector ProFund	4,444	-0-	5,133	-0-	6,849	-0-
Health Care UltraSector ProFund	7,240	-0-	2,883	-0-	5,932	-0-
Industrials UltraSector ProFund	441	-0-	860	-0-	2,775	-0-
Internet UltraSector ProFund	13,827	-0-	6,689	-0-	7,709	-0-
Mobile Telecommunications UltraSector ProFund	11,965	-0-	3,675	-0-	5,763	-0-
Oil & Gas UltraSector ProFund	45,705	-0-	28,963	-0-	49,467	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	N/A	N/A	3	-0-	4,899	-0-
Pharmaceuticals UltraSector ProFund	4,458	-0-	3,070	-0-	9,278	-0-
Precious Metals UltraSector ProFund	28,968	-0-	35,059	-0-	48,342	-0-
Real Estate UltraSector ProFund	8,809	-0-	7,189	-0-	28,003	-0-
Semiconductor UltraSector ProFund	11,449	-0-	4,764	-0-	6,057	-0-
Technology UltraSector ProFund	4,098	-0-	2,971	-0-	6,375	-0-
Telecommunications UltraSector ProFund	943	-0-	2,255	-0-	17,418	-0-
Utilities UltraSector ProFund	15,035	-0-	5,616	-0-	25,693	-0-
Short Oil & Gas ProFund	85	-0-	3,437	-0-	4,910	-0-
Short Precious Metals ProFund	N/A	N/A	1,600	-0-	8,574	-0-
Short Real Estate ProFund	759	-0-	11,332	-0-	32,237	-0-
U.S. Government Plus ProFund	13,938	-0-	12,181	-0-	18,482	-0-
Rising Rates Opportunity 10 ProFund	3,694	-0-	4,415	-0-	7,530	-0-
Rising Rates Opportunity ProFund	187,039	-0-	76,116	-0-	74,852	-0-
Rising U.S. Dollar ProFund	11,483	-0-	5,207	-0-	5,068	-0-
Falling U.S. Dollar ProFund	2,922	-0-	11,427	-0-	23,824	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

Citi acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

FYE 12/31; 7/31

	2005	2006*	2007
Bull ProFund	$48,185	$22,059	$42,608
Mid-Cap ProFund	45,147	19,106	7,270
Small-Cap ProFund	52,970	21,587	17,929
NASDAQ-100 ProFund	26,514	11,275	19,006
Large-Cap Value ProFund	18,593	15,621	65,032
Large-Cap Growth ProFund	10,821	3,489	15,830
Mid-Cap Value ProFund	44,156	12,979	28,689
Mid-Cap Growth ProFund	18,033	8,195	28,477
Small-Cap Value ProFund	20,893	12,022	12,969
Small-Cap Growth ProFund	23,754	8,134	13,477
Europe 30 ProFund	10,707	9,723	17,916
UltraBull ProFund	80,147	40,052	89,767
UltraMid-Cap ProFund	56,049	36,737	48,280
UltraSmall-Cap ProFund	87,353	49,226	90,674
UltraDow 30 ProFund	13,808	9,251	19,558
UltraNASDAQ-100 ProFund	191,700	90,110	129,799
UltraInternational ProFund	N/A	199	20,623
UltraEmerging Markets ProFund	N/A	1,496	49,892
UltraJapan ProFund	45,633	86,559	83,019
Bear ProFund	18,100	11,389	17,646
Short Small-Cap ProFund	16,778	9,568	12,150
Short NASDAQ-100 ProFund	12,188	12,038	11,900
UltraBear ProFund	56,213	32,315	54,824
UltraShort Mid-Cap ProFund	4,609	6,166	6,315
UltraShort Small-Cap ProFund	60,947	49,376	79,751
UltraShort Dow 30 ProFund	6,150	5,650	8,534
UltraShort NASDAQ-100 ProFund	91,908	49,335	74,908
UltraShort International ProFund	N/A	486	23,330
UltraShort Emerging Markets ProFund	N/A	918	20,933
UltraShort Japan ProFund	N/A	236	3,899
Banks UltraSector ProFund	2,563	1,892	3,962
Basic Materials UltraSector ProFund	7,850	9,954	15,425
Biotechnology UltraSector ProFund	15,489	8,167	11,223
Consumer Goods UltraSector ProFund	3,006	1,344	3,498
Consumer Services UltraSector ProFund	2,042	1,069	3,478
Financials UltraSector ProFund	7,692	7,592	10,983
Health Care UltraSector ProFund	11,763	4,584	9,433
Industrials UltraSector ProFund	2,078	1,973	5,501
Internet UltraSector ProFund	20,715	9,201	11,081
Mobile Telecommunications UltraSector ProFund	17,654	5,059	8,044
Oil & Gas UltraSector ProFund	65,247	39,637	70,414
Oil Equipment, Services & Distribution UltraSector ProFund	N/A	25	7,222
Pharmaceuticals UltraSector ProFund	6,404	4,168	13,161
Precious Metals UltraSector ProFund	41,206	48,269	68,325
Real Estate UltraSector ProFund	13,608	10,135	39,874
Semiconductor UltraSector ProFund	16,924	6,712	9,113

	2005	2006*	2007
Technology UltraSector ProFund	7,018	4,642	10,000
Telecommunications UltraSector ProFund	1,577	3,111	24,302
Utilities UltraSector ProFund	21,842	7,833	36,412
Short Oil & Gas ProFund	97	4,627	6,978
Short Precious Metals ProFund	N/A	2,182	11,896
Short Real Estate ProFund	943	15,414	45,303
U.S. Government Plus ProFund	20,438	16,828	26,290
Rising Rates Opportunity 10 ProFund	5,258	5,965	10,396
Rising Rates Opportunity ProFund	271,571	103,452	105,211
Rising U.S. Dollar ProFund	16,312	6,320	6,946
Falling U.S. Dollar ProFund	4,143	15,630	33,854

Any ProFund not appearing in the charts above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on a ProFund’s behalf. Each ProFund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent, receives the order. Customer orders will be priced at a ProFund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the ProFund.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) serves as the Funds’ independent registered public accounting firm, and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. E&Y’s address is 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc. (“PDI”), an affiliate of Citi, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds on a continuous basis. Its address is 3435 Stelzer Road, Columbus, Ohio, 43219. Under an Amendment to the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity an infrastructure related platform the Distributor receives an annual fee of $150,000 allocated between Access One Trust and ProFunds as mutually agreed. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution Plan, it is contemplated that the Adviser, or an affiliate of the Adviser will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. The Distributor has no role in determining the investment policies of the Trust or the Fund, or which securities are to be purchased or sold by the Trust or the Funds.

It is anticipated that the Advisor will acquire PDI from Citi in early 2008.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or ProFunds Distributors, Inc. (the “Distributor”) may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each Fund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

DISTRIBUTION AND SERVICE (12b-1) PLAN (CLASS A SHARES)

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan”) adopted by the Trustees, the ProFunds may pay Authorized Firms a fee as compensation for services and distribution -related activities and/or shareholder services.

Under the Plan, Class A Shares are authorized to pay a fee at an annual rate not to exceed 0.40% of a ProFund’s average daily net assets attributable to Class A Shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each ProFund’s average daily net assets attributable to Class A Shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A Shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in or not opposed to the best interest of Class A shareholders to do so.

Normally, on purchases of Class A Shares, or, for purchases of Class A Shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class A Shares of a ProFund, or for providing services to investors in Class A Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A Shares of the ProFunds.

Under the Class A Plan, the Trust or the Distributor may enter into agreements (“Class A Distribution and Service Agreements”) with Authorized Firms that purchase Class A Shares on behalf of their clients. The Class A Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Class A Plan (on an annual basis) of the average daily net assets of the Class A Shares of a ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor or other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of a ProFund for distribution-related activities or the provision of shareholder services not otherwise covered by the Class A Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Class A Plan be reduced or eliminated from time to time, the Advisor or the Distributor may agree, in their sole discretion, to fund the resulting shortfall in Class A Plan payments to financial intermediaries.

The Class A Plan and Class A Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or the related Class A Distribution and Service Agreements. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Class A Shares of a ProFund. The Class A Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Class A Shares of a ProFund on not more than 60 days’ written notice to any other party to the Class A Distribution and Service Agreements. The Class A Distribution and Service Agreements shall terminate automatically if assigned, other than with respect to an assignment of the right to receive payments under such agreements. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Class A Plan will benefit each ProFund and holders of Class A Shares of each ProFund. In the Trustees’ quarterly review of the Class A Plan and Class A Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Class A Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Class A investors. These activities and services are intended to make Class A Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended July 31, 2007, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 7/31/07

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$104,728	$-0-
Mid-Cap ProFund	15,976	-0-
Small-Cap ProFund	36,422	-0-
NASDAQ-100 ProFund	29,181	-0-
Large-Cap Value ProFund	120,718	-0-
Large-Cap Growth ProFund	59,238	-0-
Mid-Cap Value ProFund	79,200	-0-
Mid-Cap Growth ProFund	67,915	-0-
Small-Cap Value ProFund	57,520	-0-
Small-Cap Growth ProFund	53,987	-0-
Europe 30 ProFund	54,519	-0-
UltraBull ProFund	153,323	-0-
UltraMid-Cap ProFund	83,795	-0-
UltraSmall-Cap ProFund	128,009	-0-
UltraDow 30 ProFund	56,681	-0-
UltraNASDAQ-100 ProFund	189,117	-0-
UltraInternational ProFund	44,278	-0-
UltraEmerging Markets ProFund	59,495	-0-
UltraJapan ProFund	84,314	-0-
Bear ProFund	32,568	-0-
Short Small-Cap ProFund	15,830	-0-
Short NASDAQ-100 ProFund	34,909	-0-
UltraBear ProFund	113,196	-0-
UltraShort Mid-Cap ProFund	15,014	-0-
UltraShort Small-Cap ProFund	130,212	-0-
UltraShort Dow 30 ProFund	29,528	-0-
UltraShort NASDAQ-100 ProFund	74,932	-0-
UltraShort International ProFund	3,695	-0-
UltraShort Emerging Markets ProFund	16,333	-0-
UltraShort Japan ProFund	8,769	-0-
Banks UltraSector ProFund	15,604	-0-
Basic Materials UltraSector ProFund	43,312	-0-
Biotechnology UltraSector ProFund	19,235	-0-
Consumer Goods UltraSector ProFund	5,307	-0-
Consumer Services UltraSector ProFund	7,187	-0-
Financials UltraSector ProFund	18,372	-0-
Health Care UltraSector ProFund	38,273	-0-
Industrials UltraSector ProFund	10,302	-0-
Internet UltraSector ProFund	16,449	-0-
Mobile Telecommunications UltraSector ProFund	21,133	-0-
Oil & Gas UltraSector ProFund	150,904	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	22,876	-0-
Pharmaceuticals UltraSector ProFund	31,413	-0-
Precious Metals UltraSector ProFund	512,876	-0-
Real Estate UltraSector ProFund	60,377	-0-
Semiconductor UltraSector ProFund	16,177	-0-
Technology UltraSector ProFund	15,586	-0-

Fund	Service Class Paid	Service Class Waived
Telecommunications UltraSector ProFund	40,586	-0-
Utilities UltraSector ProFund	93,789	-0-
Short Oil & Gas ProFund	19,098	-0-
Short Precious Metals ProFund	91,380	-0-
Short Real Estate ProFund	90,048	-0-
U.S. Government Plus ProFund	94,007	-0-
Rising Rates Opportunity 10 ProFund	25,669	-0-
Rising Rates Opportunity ProFund	259,392	-0-
Rising U.S. Dollar ProFund	27,056	-0-
Falling U.S. Dollar ProFund	56,732	-0-

Fund	Class A Paid	Class A Waived
U.S. Government Plus ProFund	$12	$-0-
Rising Rates Opportunity 10 ProFund	7	-0-
Rising Rates Opportunity ProFund	4	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority

(FINRA). The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this Statement of Additional Information, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated and A.G. Edwards & Sons, Inc. will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.15% of the total value of Fund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and ProFund Advisors will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2005 (12/31)	2006* (12/31/06 – 7/31/06)	2007 (7/31)
Bull ProFund	$171,602	$83,566	$193,475
Mid-Cap ProFund	219,197	125,057	27,726
Small-Cap ProFund	103,384	95,274	52,661
NASDAQ-100 ProFund	99,919	57,900	89,716
Large-Cap Value ProFund	29,966	46,870	439,449
Large-Cap Growth ProFund	9,330	3,532	46,207
Mid-Cap Value ProFund	185,115	53,455	146,015
Mid-Cap Growth ProFund	26,936	19,872	140,006
Small-Cap Value ProFund	42,707	51,213	36,720
Small-Cap Growth ProFund	76,290	28,568	53,624
Europe 30 ProFund	19,597	32,650	40,082
UltraBull ProFund	312,856	193,183	456,141
UltraMid-Cap ProFund	244,414	197,388	215,545
UltraSmall-Cap ProFund	295,243	201,176	376,134
UltraDow 30 ProFund	50,055	34,340	81,967
UltraNASDAQ-100 ProFund	748,046	392,511	554,557
UltraInternational ProFund	N/A	2,276	87,540
UltraEmerging Markets ProFund	N/A	9,742	161,280
UltraJapan ProFund	190,596	443,878	423,361
Bear ProFund	82,653	60,902	103,694
Short Small-Cap ProFund	86,474	59,812	88,679
Short NASDAQ-100 ProFund	38,928	75,816	57,252
UltraBear ProFund	236,767	148,958	262,957
UltraShort Mid-Cap ProFund	15,612	39,277	31,672
UltraShort Small-Cap ProFund	238,300	278,238	406,405
UltraShort Dow 30 ProFund	13,354	15,483	26,269
UltraShort NASDAQ-100 ProFund	385,315	228,336	334,441
UltraShort International ProFund	N/A	13,952	201,134
UltraShort Emerging Markets ProFund	N/A	22,188	137,628
UltraShort Japan ProFund	N/A	1,230	12,802
Banks UltraSector ProFund	4,890	6,648	16,836
Basic Materials UltraSector ProFund	18,896	28,972	72,995
Biotechnology UltraSector ProFund	52,946	45,864	59,658
Consumer Goods UltraSector ProFund	7,865	4,690	11,895
Consumer Services UltraSector ProFund	1,320	1,323	12,536
Financials UltraSector ProFund	17,108	20,084	51,941
Health Care UltraSector ProFund	34,394	12,772	35,890
Industrials UltraSector ProFund	1,915	3,363	27,477
Internet UltraSector ProFund	76,981	40,497	42,656
Mobile Telecommunications UltraSector ProFund	70,414	19,885	37,970
Oil & Gas UltraSector ProFund	261,694	170,458	370,208
Oil Equipment, Services & Distribution UltraSector ProFund	N/A	598	24,001
Pharmaceuticals UltraSector ProFund	18,395	18,351	73,619
Precious Metals UltraSector ProFund	135,066	122,838	162,237
Real Estate UltraSector ProFund	43,966	49,870	243,123
Semiconductor UltraSector ProFund	61,470	33,259	39,930
Technology UltraSector ProFund	11,869	10,289	50,014

	2005 (12/31)	2006* (12/31/06 – 7/31/06)	2007 (7/31)
Telecommunications UltraSector ProFund	4,048	9,680	131,900
Utilities UltraSector ProFund	60,232	33,844	210,681
Short Oil & Gas ProFund	8,298	9,443	42,643
Short Precious Metals ProFund	N/A	21,199	29,134
Short Real Estate ProFund	17,984	73,842	286,487
U.S. Government Plus ProFund	40,773	60,748	93,885
Rising Rates Opportunity 10 ProFund	30,194	14,449	19,640
Rising Rates Opportunity ProFund	1,504,006	636,228	653,649
Rising U.S. Dollar ProFund	88,799	41,329	64,063
Falling U.S. Dollar ProFund	23,353	69,866	157,362

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2007.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

For the fiscal years ended December 31, 2005, the seven months ended July 31, 2006* and the 12 months ended July 31, 2007, the Advisor paid, out of its own resources, $238,604, $122,258 and $328,592 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund, other than International, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraShort Latin America, Short International, UltraShort International, UltraShort Emerging Markets, UltraShort Japan and Inverse Sector ProFunds, which do not offer Class A Shares, offers three classes of shares: the Service Class Shares, Investor Class Shares and Class A Shares.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 16, 2007, the following persons owned 25% or more of the shares of the Funds and may be deemed to control the Funds. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Bear ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	64%

Biotechnology UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	31%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25%

Bull ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	38%

Consumer Goods UltraSector ProFund	Linsco Private Ledger PO Box 509046 San Diego, CA 92150	DE	N/A	71%

Falling U.S. Dollar ProFund	First Trust Corporation PO Box 173736 Denver, CO 80217	IL	N/A	53%

Healthcare UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	31%

Industrials UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	66%

Internet UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25%

Large Cap Growth ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	38%

NASDAQ – 100 ProFund	First Trust Corporation PO Box 173736 Denver, CO 80217	IL	N/A	34%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Oil & Gas UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	25%

Short NASDAQ – 100 ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32%

Short Small-Cap ProFund	First Trust Corporation PO Box 173736 Denver, CO 80217	IL	N/A	39%

UltraNASDAQ – 100 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	25%

Real Estate UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	30%

Rising Rates Opportunity 10 ProFund	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	45%

Rising U.S. Dollar ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	57%

Semiconductor UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32%

Short Oil & Gas ProFund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	DE	N/A	76%

Short Precious Metals ProFund	Lincoln Group LP 500 Skokie Boulevard Northbrook, IL 60062	IL	N/A	49%

Short Real Estate ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	36%

Small Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27%

Telecommunications UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
UltraInternational ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32%

UltraLatin America ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31%

UltraShort Emerging Markets ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	30%

UltraShort International ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	34%
	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	31%

UltraShort Mid Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	70%

UltraShort Small Cap ProFund	Genworth Financial Series Trust 3200 North Central Avenue Phoenix, AZ 85012	DE	Genworth Financial Inc.	39%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28%

UltraBull ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27%

UltraJapan ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27%

UltraMid Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	28%

UltraShort Japan ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	45%

UltraSmall Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	27%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	29%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Utilities UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	56%

As of November 1, 2007, to the knowledge of management no person beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below (ProFunds are listed in alphabetical order):

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASMALL-CAP PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	792,709	23.57%

CHARLES SCHWAB & CO., INC 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	644,926	19.18%

MISSOURI HOUSING AUTHORITIES, 173 CHESTERFIELD BUSINESS PKY, CHESTERFIELD, MO 63005	294,287	8.75%

AMERITRADE, INC., 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	181,627	5.40%

ULTRASHORT DOW 30 PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	274,196	27.85%

TRUST COMPANY OF AMERICA, PO BOX 6503 CENTENNIAL, CO 80155	235,964	23.97%

CHARLES SCHWAB & CO., INC., 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	92,281	9.37%

AMERITRADE, INC., 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	58,904	5.98%

ULTRASHORT MID-CAP PROFUND—INVESTMENT CLASS
AMERITRADE, INC., 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	632,197	38.87%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	378,377	23.26%

CHARLES SCHWAB & CO., INC., 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	315,218	19.38%

ULTRASHORT SMALL-CAP PROFUND—INVESTMENT CLASS
GENWORTH FINANCIAL TRUST COMPANY, 3200 N CENTRAL AVE STE 700, PHOENIX, AZ 850122468	7,383	42.20%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	4,288	24.51%

CHARLES SCHWAB & CO., INC., 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	2,656	15.18%

RISING RATES OPPORTUNITY 10 PROFUND—INVESTMENT CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL, CO 80155	331,652	45.44%

CHARLES SCHWAB & CO., INC., 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	64,459	8.83%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	63,745	8.73%

ULTRAMID-CAP PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	473,107	32.72%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	304,132	21.04%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	92,553	6.40%

RISING U.S DOLLAR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	270,017	64.04%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	23,095	5.48%

FALLING U.S DOLLAR PROFUND—INVESTMENT CLASS
FIRST TRUST CORPORATION P O BOX 173736, DENVER, CO 80217	2,211	54.35%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	611,981	15.05%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	437,884	10.77%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	203,664	5.01%

SHORT OIL & GAS PROFUND—INVESTMENT CLASS
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	1,364	78.64%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	166,512	9.60%

SHORT PRECIOUS METALS PROFUND—INVESTMENT CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	209,890	23.26%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	201,872	22.37%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	76,685	8.50%

FIRST CLEARING, LLC 10750 WHEAT FIRST DRIVE, GLEN ALLEN, VA 23060	45,682	5.06%

SHORT REAL ESTATE PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,387	33.69%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	786,633	19.11%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	662,959	16.11%

PRUDENTIAL INVESTMENT MANAGEMENT SRVCS ONE NEW YORK PLAZA, NEW YORK, NY 10292	282,937	6.87%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	215,840	5.24%

ULTRAJAPAN PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	425,157	25.51%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	415,229	24.91%

AMERITRADE, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	121,359	7.28%

SMALL-CAP PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	97,553	43.00%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	26,939	11.87%

HENRY HOLOSZYC 50 W 9TH ST APT 2C, NEW YORK, NY 100118909	26,892	11.85%

ULTRASHORT DOW 30 PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	12,953	29.97%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	12,361	28.60%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	3,900	9.02%

ULTRASHORT MID-CAP PROFUND—SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	29,480	42.49%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	29,399	42.37%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	7,580	10.93%

ULTRASHORT SMALL-CAP PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	321,264	42.26%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	256,854	33.79%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	47,524	6.25%

RISING RATES OPPORTUNITY 10 PROFUND—SERVICE CLASS
JACKSON R STISHER 323 LIHOLIHO ST., WAILUKU, HI 96793	7,698	6.25%

TAMAYO TOKUNAGA 505 LONO AVENUE, KAHULUI, HI 96732	6,739	5.47%

SMALL-CAP VALUE PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	20,562	29.68%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	9,469	13.67%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	6,216	8.97%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,484	6.47%

RISING U.S. DOLLAR PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	46,027	65.43%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	14,607	20.76%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	7,064	10.04%

FALLING U.S. DOLLAR PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	80,168	36.29%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	61,910	28.02%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	12,043	5.45%

SHORT OIL & GAS PROFUND—SERVICE CLASS
FIRST TRUST CORPORATION P O BOX 173736, DENVER, CO 80217	18,038	59.43%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	9,432	31.08%

SHORT PRECIOUS METALS PROFUND—SERVICE CLASS
LINCOLN GROUP LP 500 SKOKIE BLVD STE 310 NORTHBROOK, IL 60062	1,050,362	84.67%

DIAMOND INSURANCE COMPANY 1515 E WOODFIELD RD STE 820, SCHAUMBURG, IL 60173	88,079	7.10%

SHORT REAL ESTATE PROFUND—SERVICE CLASS
LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR, BOSTON, MA 02108	160,354	34.22%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	131,761	28.12%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	69,503	14.83%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	38,454	8.21%

SMALL-CAP GROWTH PROFUND—INVESTMENT CLASS
FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	104,472	40.81%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	49,239	19.23%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	30,078	11.75%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	25,274	9.87%

MID-CAP PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	43,127	32.66%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	32,758	24.81%

SAXON & CO PO BOX 7780-1888, PHILADELPHIA, PA 19182	13,598	10.30%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	11,053	8.37%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	7,886	5.97%

ULTRAINTERNATIONAL PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	346,535	37.23%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	199,140	21.40%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	75,072	8.07%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	58,424	6.28%

ULTRASHORT INTERNATIONAL PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	646,834	58.49%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	266,990	24.14%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	69,433	6.28%

ULTRAEMERGING MARKETS PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,491,045	23.18%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	1,177,919	18.32%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,026,475	15.96%

LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR, BOSTON, MA 02108	358,191	5.57%

ULTRASHORT EMERGING MARKETS PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	1,274,857	21.58%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,167,739	19.77%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	425,242	7.20%

GILTSPUR NOMINEES LIMITED PO BOX 1045 COMMERCIAL UNION HOUSE, NEWCASTLE UPON TYNE 39 PILGRIM STREET, ENGLAND NE991NU	323,396	5.48%

ULTRALATIN AMERICA PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	41,158	17.90%

TIM N TOLCHIN, JANEL L TOLCHIN 2241 TRILLIUM LN., NAPERVILLE, IL 60565	26,518	11.53%

JAMES M PILLIOD 2 MAPLE TERRACE, WATERFORD, CT 06385	11,758	5.11%

ULTRASHORT LATIN AMERICA PROFUND—INVESTMENT CLASS
BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD., JERSEY CITY, NJ 07310	2,000	16.56%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	1,736	14.38%

YONG-ZHUO CHEN 89 BOYLSTON ST., BRADFORD, PA 16701	1,719	14.24%

PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000, BETHESDA, MD 20814	1,667	13.80%

RONALD J BRIGGS 10227 SILVER LAKE RD., BRIGHTON, MI 48116	1,123	9.30%

CHETANKUMAR DAVE 31 SAMARITAN WAY, MANALAPAN, NJ 07726	936	7.75%

DONALD L WEISMAN 815 28TH AVE N, ST CLOUD, MN 56303	891	7.38%

MID-CAP VALUE PROFUND—INVESTMENT CLASS
FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	153,634	56.96%

NATIONAL FINANCIAL SERVICES LLC, 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	36,705	13.61%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	26,330	9.76%

MID-CAP GROWTH PROFUND—INVESTMENT CLASS
FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	399,851	59.29%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	54,992	8.15%

ULTRASHORT JAPAN PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	362,905	55.87%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET. SAN FRANCISCO, CA 94104	141,051	21.72%

ULTRAINTERNATIONAL PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	62,765	27.46%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	19,661	8.60%

MICHAEL MOSCONE, MICHAEL J MOSCONE REV LIVING TRUST 28275 ORCHARD LAKE ROAD SUITE 105, FARMINGTN HLS, MI 483343766	11,481	5.02%

ULTRASHORT INTERNATIONAL PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	14,145	59.69%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	8,591	36.26%

ULTRAEMERGING MARKETS PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	76,191	22.25%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	51,024	14.90%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	33,806	9.87%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	23,177	6.77%

ULTRASHORT EMERGING MARKETS PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	77,438	36.11%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	54,024	25.19%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	35,862	16.72%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	13,866	6.47%

ULTRALATIN AMERICA PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,120	61.42%

RAJ K SONDHI, JANAK SONDHI 179 SPIVEY GLEN DRIVE, JONESBORO, GA 30236	154	8.43%

TATIANA M ZAYKO 119 OXYARD WAY, CARY NC 27519	122	6.69%

KIRK G VOGT 39920 N HARBOR RIDGE DR., ANTIOCH, IL 600022317	121	6.64%

ULTRASHORT LATIN AMERICA PROFUND—SERVICE CLASS
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000, BETHESDA, MD 20814	33,333	100.00%

EUROPE 30 PROFUND—INVESTMENT CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	1,391,203	49.03%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	548,772	19.34%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	203,146	7.16%

RSBCO 107 N TRENTON ST., RUSTON, LA 712704321	193,026	6.80%

EUROPE 30 PROFUND—SERVICE CLASS
DONALD A DIRENZO, C/O CUSHMAN & WAKEFIELD 9TH FLOOR 51 WEST 52ND STREET, NEW YORK, NY 10019	7,981	7.73%

BULL PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	34,417	19.17%

ULTRABULL PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	46,918	26.74%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	20,406	11.63%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	16,936	9.65%

BEAR PROFUND—SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	14,541	46.76%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	3,567	11.47%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,880	6.04%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,578	5.08%

ULTRABEAR PROFUND—SERVICE CLASS
MERRILL LYNCH BANK S A 18 RUE DES CONTAMINES C P 3070, 1211 GENEVE 3 SWITZERLAND	213,007	37.98%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	78,078	13.92%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	69,135	12.33%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	45,235	8.06%

BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD., JERSEY CITY, NJ 07310	35,421	6.32%

ULTRANASDAQ-100 PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	148,252	28.13%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	71,237	13.52%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	65,666	12.46%

ULTRASHORT NASDAQ-100—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	101,138	38.21%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	46,772	17.67%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	27,849	10.52%

PRIMEVEST FINANCIAL SERVICES, INC. 400 FIRST STREET S #300, ST CLOUD, MN 56301	27,564	10.41%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	15,156	5.73%

ULTRASMALL-CAP PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	85,519	26.68%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	29,675	9.26%

SUSAN J BROOKS, SUSAN J BROOKS TRUST 5336 COURTNEY PLACE, COLUMBUS, OH 43235	21,029	6.56%

ULTRAMID-CAP PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	114,168	52.83%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	30,086	13.92%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	11,506	5.32%

ULTRAJAPAN PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	16,653	26.86%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	12,958	20.90%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	6,374	10.28%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	3,555	5.73%

SMALL-CAP PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	12,552	18.58%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	4,641	6.87%

SMALL-CAP VALUE PROFUND—SERVICE CLASS
ROYCE O JOHNSON II, SUSAN B JOHNSON 1133 FREMONT STREET, C/O MR L JOHN BUYSE, ANOKA, MN 5530	5,801	11.72%

SUSAN BUYSE JOHNSON, ROYCE OLIVER JOHNSON, SUSAN BUYSE JOHNSON TRUST, 1133 FREMONT STREET ANOKA, MN 55303	4,986	10.07%

RBC DAIN RAUSCHER INC. 60 SOUTH SIXTH STREET, MINNEAPOLIS, MN 554024422	3,229	6.52%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	2,945	5.95%

SMALL-CAP GROWTH PROFUND—SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	25,557	20.41%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	7,091	5.66%

MID-CAP PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	7,385	12.74%

FIRST CLEARING, LLC 10750 WHEAT FIRST DRIVE, GLEN ALLEN, VA 23060	4,769	8.22%

STERLING TRUST COMPANY CUSTODIAN, MOLLY SUMMERLIN PO BOX 2526, WACO, TX 767022526	3,088	5.33%

MID-CAP VALUE PROFUND-SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	19,891	35.93%

MID-CAP GROWTH PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	69,214	27.04%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	17,389	6.79%

ROYCE O JOHNSON II, SUSAN B JOHNSON 1133 FREMONT STREET, C/O MR L JOHN BUYSE, ANOKA, MN 55303	14,634	5.72%

SUSAN BUYSE JOHNSON, ROYCE OLIVER JOHNSON, SUSAN BUYSE JOHNSON TRUST, 1133 FREMONT STREET, ANOKA, MN 55303	13,732	5.37%

ULTRASHORT JAPAN PROFUND—SERVICE CLASS
TRUST COMPANY OF AMERICA, PO BOX 6503, CENTENNIAL, CO 80155	6,947	37.59%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	3,477	18.81%

JAY L SCHOTT 9945 LOOKOUT DR., BRECKSVILLE, OH 44141	1,656	8.96%

JENNIFER SCHOTT 9945 LOOKOUT DR., BRECKSVILLE, OH 44141	986	5.34%

BULL PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	582,077	66.78%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	98,257	11.27%

NASDAQ-100 PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	2,527,637	76.97%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	304,338	9.27%

REAL ESTATE PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	209,440	37.67%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	97,049	17.46%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	52,471	9.44%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	30,520	5.49%

BASIC MATERIALS ULTRASECTOR PROFUND—INVESTMENTCLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	250,137	29.70%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	155,959	18.52%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	151,890	18.04%

BIOTECHNOLOGY ULTRASECTOR PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	149,095	31.13%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	116,148	24.25%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	50,784	10.60%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	31,648	6.61%

CONSUMER GOODS ULTRASECTOR PROFUND—INVESTMENT CLASS
LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET, 22ND FLOOR, BOSTON, MA 02108	204,987	80.34%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	21,564	8.45%

SEMICONDUCTOR ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	175,823	29.14%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	83,144	13.78%

DWAIN L SKIPWORTH, DEANNA L SKIPWORTH PO BOX 201629, ANCHORAGE, AK 99520	48,787	8.09%

PRUDENTIAL INVESTMENT MANAGEMENT SRVCS ONE NEW YORK PLAZA, NEW YORK, NY 10292	48,477	8.03%

OIL & GAS ULTRASECTOR PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	923,097	30.45%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	731,997	24.15%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	299,582	9.88%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	263,900	8.71%

PHARMACEUTICALS ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER,NEW YORK, NY 10281	94,194	15.81%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	76,264	12.80%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	66,716	11.20%

STIFEL, NICOLAUS & COMPANY, INCORPORATED 1255 HEWLWTT PLAZA, HEWLETT, NY 11557	58,054	9.74%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	46,432	7.79%

FINANCIALS ULTRASECTOR PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	58,830	27.86%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	35,429	16.78%

PRUDENTIAL INVESTMENT MANAGEMENT SRVCS ONE NEW YORK PLAZA, NEW YORK, NY 10292	21,937	10.39%

STIFEL, NICOLAUS & COMPANY, INCORPORATED 1255 HEWLWTT PLAZA, HEWLETT, NY 11557	20,539	9.73%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	19,041	9.02%

HEALTH CARE ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	279,303	55.52%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	43,864	8.72%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	40,809	8.11%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	36,351	7.23%

STIFEL, NICOLAUS & COMPANY, INCORPORATED 1255 HEWLWTT PLAZA, HEWLETT, NY 11557	35,578	7.07%

ULTRABULL PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	549,895	30.29%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	492,116	27.11%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	118,245	6.51%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	95,925	5.28%

INTERNET ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	47,251	25.15%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	33,834	18.01%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	27,638	14.71%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	12,883	6.86%

ELZBIETA WARNECKA, ARKADIUSZ WARNECKI 14425 S CLARIDGE CT. ORLAND PARK, IL 604626121	11,084	5.90%

CONSUMER SERVICES ULTRASECTOR PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,566	32.10%

PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000, BETHESDA, MD 20814	1,794	22.44%

JOHN HOWARD WRAGG 701 E SHADY GROVE RD TRLR 27, GRAND PRAIRIE, TX 75050	620	7.75%

PAUL MAXON, PAUL MAXON CHRTBL REMAINDER UNITRST 1743 MICHIGAN AVE #3, MIAMI BEACH, FL 33139	551	6.89%

MONA KATHRYN SPRADLIN 2412 MARKLAND ST., IRVING, TX 75060	524	6.56%

PRECIOUS METALS ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	459,895	21.39%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	419,928	19.53%

PERSHING LLC PO BOX 2052,JERSEY CITY, NJ 07303	374,696	17.43%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	119,002	5.54%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	93,884	24.29%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	70,753	18.30%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	51,775	13.39%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	29,667	7.68%

BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD., JERSEY CITY, NJ 07310	20,945	5.42%

TECHNOLOGY ULTRASECTOR PROFUND—INVESTMENT CLASS
PRUDENTIAL INVESTMENT MANAGEMENT SRVCS ONE NEW YORK PLAZA, NEW YORK, NY 10292	124,410	20.99%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	76,242	12.87%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	75,877	12.80%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	56,762	9.58%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	47,270	7.98%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	32,210	5.44%

TELECOMMUNICATIONS ULTRASECTOR PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	199,212	32.69%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	153,064	25.12%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	65,904	10.82%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	34,460	5.66%

INDUSTRIALS ULTRASECTOR PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	231,946	80.31%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	19,304	6.68%

UTILITIES ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	552,112	38.45%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	304,464	21.20%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	133,419	9.29%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	75,206	5.24%

BANKS ULTRASECTOR PROFUND—INVESTMENT CLASS
STIFEL, NICOLAUS & COMPANY, INCORPORATED 1255 HEWLWTT PLAZA, HEWLETT, NY 11557	15,686	18.71%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	14,772	17.62%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	8,914	10.63%

LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET, 22ND FLOOR, BOSTON, MA 02108	6,155	7.34%

STANLEY F ZDZIARSKI 267 DOGWOOD TRAIL, SOUTHERN SHORES, NC 27949	5,124	6.11%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,978	5.94%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	4,955	5.91%

BEAR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	564,824	38.37%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	286,137	19.44%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	197,116	13.39%

OIL EQUIPMENT, SERVICES & DISTRIBUTION ULTRASECTOR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	271,787	26.94%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	161,051	15.97%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	122,607	12.15%

U.S. GOVERNMENT PLUS PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	113,945	21.52%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	76,758	14.49%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	61,838	11.68%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	34,474	6.51%

LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET, 22ND FLOOR, BOSTON, MA 02108	30,097	5.68%

SHORT NASDAQ-100 PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	276,653	32.83%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	157,467	18.68%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	53,149	6.31%

SHORT SMALL-CAP PROFUND—INVESTMENT CLASS
LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET, 22ND FLOOR, BOSTON, MA 02108	399,549	25.20%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	367,955	23.21%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	283,727	17.90%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	110,144	6.95%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	98,455	6.21%

RISING RATES OPPORTUNITY PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	1,301,042	18.97%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	1,270,325	18.53%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,250,205	18.23%

FISERV TRUST COMPANY/IMS PO BOX 173887, DENVER, CO 802173887	598,340	8.73%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	445,752	6.50%

TRUST COMPANY OF AMERICA
PO BOX 6503, CENTENNIAL, CO 80155	421,001	6.14%

ULTRADOW 30 PROFUND—INVESTMENT CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	291,352	27.02%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	205,372	19.05%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	184,085	17.07%

TRUST COMPANY OF AMERICA
PO BOX 6503, CENTENNIAL, CO 80155	65,422	6.07%

LARGE-CAP VALUE PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	266,137	63.25%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	33,402	7.94%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	27,842	6.62%

LARGE-CAP GROWTH PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	263,519	35.10%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	153,041	20.38%

RSBCO
107 N TRENTON ST., RUSTON, LA 712704321	96,933	12.91%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	55,856	7.44%

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET, 22ND FLOOR, BOSTON, MA 02108	42,768	5.70%

ULTRABEAR PROFUND—INVESTMENT CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,965,491	24.61%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	1,791,225	22.43%

MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DRIVE EAST, 3RD FLOOR, JACKSONVILLE, FL 32246	768,703	9.62%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	581,591	7.28%

PERSHING LLC ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY, NJ 07303	457,288	5.73%

NASDAQ-100 PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	16,721	21.84%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	5,361	7.00%

REAL ESTATE ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	10,304	30.86%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	4,881	14.62%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	3,819	11.44%

BASIC MATERIALS ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	54,910	41.71%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	13,613	10.34%

BIOTECHNOLOGY ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	12,931	39.79%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	9,258	28.49%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	1,678	5.16%

CONSUMER GOODS ULTRASECTOR PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,142	57.06%

MARY S ALLEN 3030 BENTLEY CT., LAKE HAVASU CITY, AZ 864041431	1,164	16.03%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	377	5.19%

SEMICONDUCTOR ULTRASECTOR PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	7,751	28.78%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	4,512	16.75%

OIL & GAS ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	77,549	30.79%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	37,313	14.82%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	17,440	6.92%

LAWRENCE DEUTSCH, JUDY DEUTSCH JT TEN 14 WYDOWN TERRACE, ST LOUIS, MO 63105	16,949	6.73%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	14,913	5.92%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	14,065	5.58%

PHARMACEUTICALS ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	28,924	47.44%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	13,064	21.43%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,664	7.65%

FINANCIALS ULTRASECTOR PROFUND—SERVICE CLASS
TRUSTLYNX & CO HOUSE ACCOUNT PO BOX 173736, DENVER, CO 802173736	44,597	65.79%

RBC DAIN RAUSCHER INC. 60 SOUTH SIXTH STREET, MINNEAPOLIS, MN 554024422	4,996	7.37%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	4,610	6.80%

HEALTH CARE ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	63,405	31.00%

ULTRANASDAQ-100 PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,396,976	25.90%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,551,968	16.77%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	1,011,756	10.93%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	980,385	10.59%

INTERNET ULTRASECTOR PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	3,691	24.00%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	2,668	17.35%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	2,203	14.33%

CONSUMER SERVICES ULTRASECTOR PROFUND—SERVICE CLASS
RBC DAIN RAUSCHER INC. 60 SOUTH SIXTH STREET, MINNEAPOLIS, MN 554024422	4,205	27.99%

RBC DAIN RAUSCHER INC. 60 SOUTH SIXTH STREET, MINNEAPOLIS, MN 554024422	1,282	8.53%

STERLING TRUST COMPANY CUSTODIAN MOLLY SUMMERLIN, PO BOX 2526, WACO, TX 767022526	1,231	8.19%

CLIFF H THOMPSON 707 EIGHTH STREET, PRAIRIE DU SAC, WI 53578	1,128	7.51%

RBC DAIN RAUSCHER INC. 60 SOUTH SIXTH STREET, MINNEAPOLIS, MN 554024422	1,077	7.17%

RBC DAIN RAUSCHER INC. 60 SOUTH SIXTH STREET, MINNEAPOLIS, MN 554024422	769	5.12%

PRECIOUS METALS ULTRASECTOR PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	73,073	27.97%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	56,607	21.67%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	38,053	14.57%

LAWRENCE DEUTSCH, JUDY DEUTSCH JT TEN 14 WYDOWN TERRACE, ST LOUIS, MO 63105	24,143	9.24%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	4,815	19.13%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,350	17.29%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	3,358	13.34%

RESOURCES TRUST COMPANY FBO MICHAEL J BOWEN, P O BOX 5900, DENVER, CO 80217	2,298	9.13%

FIRST TRUST CORPORATION FBO PAM K KINDSCHI, PO BOX 173301, DENVER, CO 802173301	2,260	8.98%

JOSEPH A GRASSO 5660 CALEDONIA DR., SALISBURY, MD 218012449	2,252	8.95%

SCOTTRADE, INC., 12800 CORPORATE HILL DRIVE PO BOX 31759, ST LOUIS, MO 631310759	1,596	6.34%

TECHNOLOGY ULTRASECTOR PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	10,113	20.37%

PERSHING LLC PO BOX 2052. JERSEY CITY, NJ 07303	4,635	9.34%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	2,758	5.55%

TELECOMMUNICATIONS ULTRASECTOR PROFUND—SERVICE CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	6,661	19.07%

JANNEY MONTGOMERY SCOTT LLC 1801 MARKET STREET, PHILADELPHIA, PA 19103	3,907	11.19%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	3,233	9.25%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	2,890	8.27%

INDUSTRIALS ULTRASECTOR PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	28,657	67.67%

UTILITIES ULTRASECTOR PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	75,814	51.95%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	16,117	11.04%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	8,108	5.56%

BANKS ULTRASECTOR PROFUND—SERVICE CLASS
STERLING TRUST COMPANY CUSTODIAN MOLLY SUMMERLIN, PO BOX 2526, WACO, TX 767022526	2,946	7.74%

ULTRASHORT NASDAQ-100 PROFUND—INVESTMENT CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,705,540	26.64%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	2,164,443	21.31%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,180,002	11.62%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	521,303	5.13%

OIL EQUIPMENT, SERVICES & DISTRIBUTION ULTRASECTOR PROFUND - SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	66,404	56.68%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	21,239	18.13%

U.S. GOVERNMENT PLUS PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	44,294	18.70%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	15,683	6.62%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	12,285	5.19%

SHORT NASDAQ-100 PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	46,668	58.46%

TRUST COMPANY OF AMERICA PO BOX 6503, CENTENNIAL, CO 80155	12,845	16.09%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	10,715	13.42%

SHORT SMALL-CAP PROFUND—SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	47,234	67.17%

FIRST TRUST CORPORATION PO BOX 173736, DENVER, CO 80217	13,669	19.44%

RISING RATES OPPORTUNITY PROFUND—SERVICE CLASS
R J DEPAUL, R J DEPAUL DDS PSPT 19855 DETROIT RD #234, ROCKY RIVER, OH 44116	345,619	16.68%

DIAMOND INSURANCE COMPANY 1515 E WOODFIELD RD STE 820, SCHAUMBURG, IL 60173	104,920	5.06%

ULTRADOW 30 PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	43,113	35.15%

RESOURCES TRUST COMPANY FBO MICHAEL J BOWEN, P O BOX 5900, DENVER, CO 80217	24,957	20.35%

FIRST CLEARING, LLC 10750 WHEAT FIRST DRIVE GLEN ALLEN, VA 23060	7,462.349	6.08%

LARGE-CAP VALUE PROFUND—SERVICE CLASS
PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	18,259	15.48%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	9,637	8.17%

LARGE-CAP GROWTH PROFUND—SERVICE CLASS
AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	35,864	17.30%

ROYCE O JOHNSON II, SUSAN B JOHNSON 1133 FREMONT STREET, C/O MR L JOHN BUYSE, ANOKA, MN 55303	15,058	7.26%

SUSAN BUYSE JOHNSON, ROYCE OLIVER JOHNSON SUSAN BUYSE JOHNSON TRUST, 1133 FREMONT STREET, ANOKA, MN 55303	14,318	6.91%

U.S. GOVERNMENT PLUS PROFUND – CLASS A SHARES
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000, BETHESDA MD 20814	33	100.00%

RISING RATES OPPORTUNITY PROFUND – CLASS A SHARES
SENG HUAT GOH 1092 CORONA CRESCENT, COQUITLAM BC CANADA V3J 7J3	2453	29.60%

GREGORY STERN 1342 HIDDEN LAKES DR., MOUNT PLEASANT SC 29464	1148	13.85%

DONALD J ESSNER 11228 OAK HILL MANOR, BRIDGETON MO 63044	1069	12.90%

DAVID IRWIN 11604 LAKE KATHERINE CIRCLE, CLERMONT FL 34711	799	9.64%

JAMES EGLEY PO BOX 5472, SANTA CLARA CA 95056	796	9.60%

JASON HUGHES, UYEN TRUONG 1531 BELLOMY STREET, SANTA CLARA CA 95050	786	9.48%

JAMES MERCY, AVID REZA 347 ORMOND STREET, ATLANTA GA 30315	738	8.90%

EGS FAMILY LIMITED PARTNERSHIP PO BOX 2657 3333 PENN AVE, WEST LAWN PA 19609	399	4.82%

RISING RATES OPPORTUNITY 10 PROFUND—CLASS A SHARES
SENG HUAT GOH 1092 CORONA CRESCENT, COQUITLAM BC CANADA V3J 7J3	3251	29.53%

GREGORY STERN 1342 HIDDEN LAKES DR., MOUNT PLEASANT SC 29464	1526	13.86%

DONALD J ESSNER 11228 OAK HILL MANOR, BRIDGETON MO 63044	1421	12.91%

DAVID IRWIN 11604 LAKE KATHERINE CIRCLE, CLERMONT FL 34711	1062	9.65%

JASON HUGHES, UYEN TRUONG 1531 BELLOMY STREET, SANTA CLARA CA 95050	1062	9.64%

JAMES EGLEY PO BOX 5472, SANTA CLARA CA 95056	1059	9.61%

JAMES MERCY, AVID REZA 347 ORMOND STREET, ATLANTA GA 30315	999	9.07%

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to qualify and elect to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund’s assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute at least 90% of the ProFund’s investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the Qualifying Income described in paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, in the case of a ProFund’s investments in loan participations, the ProFund shall treat both the financial intermediary and the issuer of the underlying obligation as an issuer, and the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, a ProFund were to fail to qualify as a RIC under the Code or fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a ProFund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. In addition, such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

As described in the Prospectus, the ProFunds intend to achieve their investment objective by having significant exposure to foreign currencies and by taking significant positions in forward currency contracts. As described above, at least 90% of a fund’s gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. The ProFunds intend to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See Section 988 Gains Or Losses). Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

REAL ESTATE INVESTMENT TRUSTS

The ProFunds may generally invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (a charitable remainder trust (“CRT”) or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a ProFund. The ProFunds have not yet determined whether such an election will be made.

UNRELATED BUSINESS TAXABLE INCOME

Under current law, a RIC serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If a ProFund is not eligible to make the election to “pass through” to its shareholders its foreign taxes or fails to make such an election, the foreign income taxes it pays generally will reduce its investment company taxable income, and the foreign source income distributed by the ProFund will be treated as U.S. source income in the hands of its shareholders.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

DISTRIBUTIONS

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances. Taxes on distributions of capital gains are determined by how long the ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains, the excess of net long-term capital gains from the sale of investments that a ProFund has owned, or is treated as having owned for over one year over net short-term capital losses, that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital Gain Dividends are not eligible for the dividends received deduction. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income.

Long term capital gain rates applicable to non-corporate shareholders have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2011.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a ProFund, such distribution generally will be taxable as described above, even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term capital gain or loss, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the ProFunds beginning before January 1, 2008, the ProFunds were not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the ProFunds (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the ProFunds (a “short-term capital gain dividend”). Legislation to extend the exemption for interest-related and short-term capital gain dividends was proposed but not enacted in 2007. It is unclear whether similar legislation will be enacted in 2008. Even if such legislation were enacted, a ProFund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. As noted above, Capital Gain Dividends are not subject to withholding under these provisions.

If a beneficial holder who is a foreign person has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

Special rules may apply to distributions to foreign persons from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”)— defined very generally in turn as any interest in U.S. real property or any equity interest in a USRPHC—when the fair market value of a corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets combined. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules referred to above may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders (under current law, any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain proposed legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the Fund did not exceed 5% at any time during the prior year), the USRPI distributions will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that was a USRPHC and was also domestically controlled. As of the date of this filing, it is not clear that this exception will be extended by Congress.

In general, a beneficial holder of shares who is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the ProFunds or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund intends to distribute its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class, Service Class and A Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class, Service Class and A Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix B to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Value Index,” “S&P Small-Cap 600/ Citigroup Growth Index,” and “S&P Small-Cap 600/ Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “New York Board of Trade®”, “NYBOT®”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc. and are licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE

OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30 ProFund or Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

“BNY,” “The Bank of New York Emerging Markets 50 ADR Index,” “The Bank of New York China Select ADR Index,” “The Bank of New York Latin America 35 ADR” and “The Bank of New York ADR Index” are service marks of The Bank of New York and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York, The Bank of New York Emerging Markets 50 ADR Index, The Bank of New York China Select ADR Index, The Bank of New York Latin America 35 ADR and The Bank of New York ADR Index, which indexes are determined, composed and calculated by The Bank of New York without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE

OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds for the fiscal year ended July 31, 2007 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637. The UltraChina and UltraShort China ProFunds are new series and, accordingly, do not yet have financial statements.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 28, 2007

All Companies	Weight
ROYAL DUTCH SHELL PLC-ADR	6.49%
BP PLC-SPONS ADR	5.48%
VODAFONE GROUP PLC-SP ADR	5.30%
HSBC HOLDINGS PLC-SPONS ADR	5.23%
TOTAL SA-SPON ADR	5.03%
NOKIA CORP-SPON ADR	4.92%
NOVARTIS AG-ADR	4.08%
GLAXOSMITHKLINE PLC-SPON ADR	4.08%

ARCELORMITTAL-NY REGISTERED	4.04%
SIEMENS AG-SPONS ADR	3.87%
DAIMLERCHRYSLER AG-REG	3.64%
SANOFI-AVENTIS-ADR	3.42%
RIO TINTO PLC-SPON ADR	3.32%
UBS AG-REG	3.22%
SAP AG-SPONSORED ADR	3.22%
ABB LTD-SPON ADR	3.02%
ERICSSON (LM) TEL-SP ADR	2.76%
ASTRAZENECA PLC-SPONS ADR	2.75%
CREDIT SUISSE GROUP-SPON ADR	2.73%
BARCLAYS PLC-SPONS ADR	2.71%
DIAGEO PLC-SPONSORED ADR	2.62%
ALCON INC	2.44%
TENARIS SA-ADR	2.33%
ELAN CORP PLC -SPONS ADR	2.32%
ASML HOLDING NV-NY REG SHS	2.23%
SHIRE PLC-ADR	1.91%
BUSINESS OBJECTS SA-SP ADR	1.88%
RYANAIR HOLDINGS PLC-SP ADR	1.71%
MILLICOM INTL CELLULAR S.A.	1.69%
ALCATEL-LUCENT-SPONSORED ADR	1.56%

Eligible countries include, Finland, France, Germany, Ireland, Luxembourg, Netherlands, Sweden, Switzerland, and the United Kingdom.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has

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for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

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